UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2008

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01. Regulation FD Disclosure.

On November 5, 2008, Wells Fargo & Company issued a press release announcing a common stock offering. The press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934,
as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On November 5, 2008, Wells Fargo & Company disclosed certain additional information regarding its pending merger with Wachovia
Corporation. This additional information is attached as Exhibit 99.2 and is incorporated herein by reference.

           This material includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about added earnings and other benefits of the merger between Wells Fargo and Wachovia, the amount and timing of expected credit loss recognition and integration costs in connection with the merger, and the combined company’s plans, objectives, expectations and intentions for the future. You should not unduly rely on forward-looking statements. They are based on the current beliefs and expectations of Wells Fargo’s management and are subject to significant risks and uncertainties. The forward-looking statements speak only as of the date of this presentation, and Wells Fargo does not undertake to update such statements to reflect changes that occur after that date. Analyst earnings estimates are included for illustrative purposes only and are not projections of Wells Fargo or Wachovia.

           There are a number of factors that could cause actual results to differ from those set forth in the forward-looking statements. These factors include, but are not limited to: the risk that the credit crisis will continue longer or be more severe than expected; the risk that Wells Fargo will incur more credit losses from Wachovia’s loan portfolio than expected; the inability to obtain required approvals of the merger from regulatory authorities on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that cost savings and other expected benefits of the merger may not be fully realized or may take longer to realize than expected; the risk that deposit attrition will be greater than expected; the risk that disruption from the merger may make it more difficult to maintain business and operational relationships; the risk of new and changing governmental regulation; and the exposure of Wells Fargo to additional litigation as a result of the merger. Additional factors are described in Wells Fargo’s Annual Report on Form 10-K for the year ended December 31, 2007, as updated by Wells Fargo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. Such reports are available on the website of the Securities and Exchange Commission (www.sec.gov).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 5, 2008.
99.2	Company Presentation, dated November 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2008	WELLS FARGO & COMPANY
	By:	/s/ Howard I. Atkins
Howard I. Atkins
Senior EVP, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 5, 2008.
99.2	Company Presentation, dated November 2008.